FIRST QUARTER 2023

2 F O R W A R D - L O O K I N G S T A T E M E N T This information contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to our financial condition, market conditions, results of operations, plans, objectives, outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels and asset quality. Forward looking statements are typically identified by words or phrases such as “will likely result,” “expect,” “anticipate,” “estimate,” “forecast,” “project,” “intend,” “ believe,” “assume,” “strategy,” “trend,” “plan,” “outlook,” “outcome,” “continue,” “remain,” “potential,” “opportunity,” “comfortable,” “current,” “position,” “maintain,” “sustain,” “seek,” “achieve” and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could or may. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. The matters discussed in these forward-looking statements are subject to various risks, uncertainties and other factors that could cause actual results and trends to differ materially from those made, projected, or implied in or by the forward-looking statements including, but not limited to: the effects of: market interest rates and the impacts of market interest rates on economic conditions, customer behavior, and the Company’s loan and securities portfolios; monetary and fiscal policies of the U.S. government, including policies of the Federal Reserve; changes in accounting policies, practices, or guidance, for example, our adoption of CECL, including potential volatility in the Company’s operating results due to application of the CECL methodology; cyber-security threats, attacks or events; rapid technological developments and changes; changes in the Company’s liquidity and capital positions; concentrations of loans secured by real estate, particularly commercial real estate, and the potential impacts of changes in market conditions on the value of real estate collateral; an insufficient ACL; the potential adverse effects of unusual and infrequently occurring events, such as weather-related disasters, terrorist acts, war and other military conflicts (such as the ongoing war between Russia and Ukraine) or public health events (such as the COVID-19 pandemic), and of any governmental and societal responses thereto; these potential adverse effects may include, without limitation, adverse effects on the ability of the Company's borrowers to satisfy their obligations to the Company, on the value of collateral securing loans, on the demand for the Company's loans or its other products and services, on incidents of cyberattack and fraud, on the Company’s liquidity or capital positions, on risks posed by reliance on third-party service providers, on other aspects of the Company's business operations and on financial markets and economic growth; a change in spreads on interest-earning assets and interest-bearing liabilities; regulatory supervision and oversight; legislation affecting the financial services industry as a whole, and the Company and the Bank, in particular; the outcome of pending and future litigation and governmental proceedings; increasing price and product/service competition; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; managing our internal growth and acquisitions; the possibility that the anticipated benefits from acquisitions cannot be fully realized in a timely manner or at all, or that integrating the acquired operations will be more difficult, disruptive or more costly than anticipated; material increases in costs and expenses; reliance on significant customer relationships; general economic or business conditions, including unemployment levels, continuing supply chain disruptions and slowdowns in economic growth; expansions or consolidations in the Company’s branch network, including that the anticipated benefits of the Company’s branch network optimization project are not fully realized in a timely manner or at all; deterioration of the housing market and reduced demand for mortgages; and re-emergence of turbulence in significant portions of the global financial and real estate markets that could impact our performance, both directly, by affecting our revenues and the value of our assets and liabilities, and indirectly, by affecting the economy generally and access to capital in the amounts, at the times and on the terms required to support our future businesses. Many of these factors, as well as other factors, are described in our filings with the SEC including in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021. All risk factors and uncertainties described herein and therein should be considered in evaluating the Company’s forward-looking statements. Forward-looking statements are based on beliefs and assumptions using information available at the time the statements are prepared. We caution you not to unduly rely on forward-looking statements because the assumptions, beliefs, expectations and projections about future events may, and often do, differ materially from actual results. Any forward-looking statement speaks only as to the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect developments occurring after the statement is made.

SECTION TITLE SLIDES 1 Overview 4-12 2 Financial Highlights 13-22 3 Balance Sheet Transformation 23-28 4 Asset Quality 29-34 5 Deposit Mix & Cost of Funds 35-37 6 Commercial Loan Portfolio Metrics 38-47 7 Non-GAAP Reconciliation 48-51 3

O V E R V I E W 4

5 As of March 31, 2023 FOCUSED ON THE FUTURE 66 CORPORATE CENTERS BRANCHES ◦ Continued strong capital and liquidity position. ◦ Three consecutive quarters of record earnings. ◦ Diversified and granular deposit base, approximately 77% Retail Customers. ◦ Approximately 88% of Deposits are FDIC Insured. ◦ Continuing to expand Commercial Lending Team in higher growth markets. ◦ Focus on talent management and acquisition with the launch of several new incentive plans including Retail and Credit Administration. CORPORATE HIGHLIGHTS Carter Bank & Trust charter established in 2006 with the merger of ten banks Carter Bankshares, Inc. holding company established in Q4 2020 with the assets of Carter Bank & Trust Bank established denovo in 1974 as First National Bank of Rocky Mount, VA 1974 2006 2020 CORPORATE OFFICES IN VIRGINIA03 MARTINSVILLE, VIRGINIA LOANS 3.2B $4.4B ASSETS 3.5B DEPOSITS A Well-Capitalized Franchise with Momentum

LEADERSHIP TEAM



Litz Van Dyke

Chief Executive Officer



Bradford Langs

President
Chief Strategy Officer



Wendy Bell

Senior Executive
Vice President
Chief Financial Officer



Loran Adams

Executive Vice President
Director of Regulatory Risk Management



Tami Buttrey

Executive Vice President
Chief Retail Banking Officer
Channel Optimization Director



Paul Carney

Executive Vice President
Chief Human Resources Officer



Jane Ann Davis

Executive Vice President
Chief Administration Officer



Tony Kallsen

Senior Executive Vice President
Chief Credit Officer



Phyllis Karavatakis

Senior Executive Vice President
Special Projects Executive



Richard Owen

Executive Vice President
Mortgage Banking & Corporate Sales Director



Chrystal Parnell

Senior Vice President
Chief Marketing & Communications Officer



Matt Speare

Senior Executive Vice President
Chief Operations Officer



Rich Spiker

Senior Executive Vice President
Chief Lending Officer

6

REGIONAL FOOTPRINT

Branches in Metropolitan Statistical Areas

MARCH 31, 2023

VIRGINIA	NORTH CAROLINA
TOTAL BRANCHES	**TOTAL BRANCHES**
53	**13**
Washington DC	Charlotte
Roanoke	Greensboro
Lynchburg	Raleigh Durham
Charlottesville	Fayetteville
Blacksburg-Christiansburg	Non MSA
Non MSA	
TOTAL DEPOSITS	**TOTAL DEPOSITS**
$3.1 BILLION	**$0.4 BILLION**



VIRGINIA
NORTH CAROLINA

YEAR END	2018	2019	2020	2021	2022
BRANCHES	105	101	92	69	66

The following counties are also included in our CRA Assessment area: Randolph, NC: Greensboro MSA & Niagara, NY: Varsity Bank

7

COMMITMENT TO ESG

Environmental Social Governance

We are committed to maintaining the highest standards of business conduct and governance to serve our customers and communities, create long-term value for our shareholders, and maintain our integrity in the marketplace.

ENVIRONMENTAL



Since 2019, our Facilities Director has overseen sustainable focused remodels of 32 branch locations.

All building materials used during remodels have been verified to be non-toxic, environmentally friendly, made with recycled content, and/or made in USA.

SOCIAL



For the 6th straight year, associates have participated in Piedmont Arts' African American Read-In & Family Day in Martinsville, VA.

The event is held in conjunction with the National African American Read-In established in 1990 to make literacy a significant part of Black History Month.

GOVERNANCE



The DEI Council, which reports to the Enterprise Risk Management Committee, continues to meet monthly. The Council recently held an off-site meeting at the Creative Aging Network's campus in Greensboro, NC to learn more about the nonprofit's intergenerational and multicultural impact.

8

CARE IN THE COMMUNITY


P&HCC Foundation
2-5-23
Forty Eight Thousand and
DOLLARS
CBT Cares
Carter Bank & Trust

Virginia Enterprise Zone Job Creation Grant reinvested into Patrick & Henry Community College's Workforce, Economic, and Community Development ("WECD") division to help citizens gain critical skills to fill job openings in the greater Martinsville and Henry County area.



Associate named the 2022 Ambassador of the Year by the Greensboro Chamber of Commerce – the second bank associate to receive the honor in the last three years.

From networking events to ribbon-cuttings and regular meetings, I've been able to meet our neighbors and see how we can help each other grow, both personally and professionally.


OPEN
OPEN

The Bank's CEO and nine additional associates participated in the Virginia Reads One Book program in partnership with the Virginia Bankers Association and Martinsville City Public Schools over a 10 day period.

885

VOLUNTEER COMMUNITY SERVICE HOURS

28 NONPROFITS SUPPORTED

BY ASSOCIATES SERVING ON BOARDS

$139,000

CHARITABLE DONATIONS & SPONSORSHIPS TO NONPROFITS

13 FINANCIAL LITERACY

CLASSES FACILITATED

As of March 31, 2023

9

STRATEGIC INTIATIVES

INVEST	ENHANCE	EXPAND
We will invest in human capital strategies to enhance the associate experience. We will continue to drive efficiency and process improvement across all levels of the organization, leveraging technology and automation. We will make significant investments in the new brand strategy working on updating and enhancing the image and reputation of the bank.	We will continue to enhance the transformational work that has been done over the past five years. We will focus on initiatives around enhancing technology, operations, customer experience, C&I, CRA, ESG, DEI, channel delivery, and product development. We will strengthen change management systems and leverage the Board's ERM Committee.	We will continue strategies to deepen existing relationships and acquire new relationships in current markets as well as new markets. We will focus on increasing share of wallet in existing growth markets. We will focus on expanding through organic growth and opportunistic acquisition.

SUPERIOR FINANCIAL PERFORMANCE & OPERATIONAL EXCELLENCE

10

CARE IS DIFFERENT

TROUBLED BANKS

Common Themes

- Concentrations in loan portfolios (technology, cryptocurrency, etc.)
- Concentrations in deposit portfolios (more commercial vs. retail)
- Disproportionately large amount of uninsured deposits (upwards of 90%)
- Different bond classifications (more HTM)
- Higher percentage of bonds / total assets
- Different bond portfolio construction (more fixed rates and longer term maturities)

Troubled Banks	Metric	Carter Bank
67.7 - 89.7%	UNINSURED DEPOSITS	12.0%
30 - 90%	HTM SECURITIES	0%
10 - 70%	AFS SECURITIES	100%
2.19 - 2.60 %	NIM	3.98%

CARTER BANK

Differentiators

- Balance sheet diversification/ granularity for loans & deposits
- Modest exposure to uninsured depositors
- 77% Retail deposit base
- Bond portfolio structure:
  - 100% AFS
  - 20% of Total Assets
  - ~50% fixed / 50% floating (peer average ~90% fixed / 10% floating)
  - Shorter maturities (average life 5.65 years)
  - Less interest rate risk (effective duration 3.9)
  - Strong annual cash flow generation (+/- 100M/yr, over the next 10 years)

As of March 31, 2023

11

12 0.51% ACL/Total Portfolio Loans NPA/Total Assets plus OREO Net Chg-offs/ Portfolio Loans (QTD annualized) 0.07% NPL/Portfolio Loans S A F E T Y A N D S O U N D N E S S 2.91% 0.26% Asset Quality Earnings LiquidityCapital Return on Avg Assets (QTD)1.51% 18.89% Return on Avg Shareholders' Equity (QTD) NIM (FTE) 3.98% Core Efficiency Ratio 52.51% Highly Liquid Assets / Uninsured Deposits Highly Liquid Assets / Total Assets Total available liquidity / uninsured deposits 15.6% 318.6% Total Liquidity Sources 155.0% $1.4B • Three consecutive quarters of record earnings. Leverage Ratio Total Risk- based Capital Ratio Adjusted Book Value 1 13.54% $14.85 Common Equity Tier 1 Ratio ("CET1") 10.09% 12.28% As of March 31, 2023

F I N A N C I A L H I G H L I G H T S 13

$12.6M 14 $ in thousands 1Q2023 4Q2022 QTD Q/Q Change % 1Q2022 QTD Y/Y Change % Operational Results Net Interest Income $ 40,785 $ 41,522 (1.8) % $ 28,222 44.5 % Provision for Credit Losses 1,415 52 2,621.2% 630 124.6 % Provision (Recovery) for Unfunded Commitments 84 319 (73.7) % (236) (135.8) % Noninterest Income 4,735 5,544 (14.6) % 5,335 (11.2) % Noninterest Expense 24,188 27,617 (12.4) % 22,511 7.4 % Income Tax Expense 3,892 3,469 12.2% 1,329 192.9 % Net Income $ 15,941 $ 15,609 2.1% $ 9,323 71.0 % Balance Sheet Condition Assets $ 4,365,549 $ 4,204,519 3.8% $ 4,123,226 5.9 % Portfolio Loans 3,248,898 3,148,913 3.2% 2,894,004 12.3 % Allowance for Credit Losses (94,694) (93,852) 0.9% (96,376) (1.7) % Securities Available-for-Sale 862,856 836,273 3.2% 982,041 (12.1) % Deposits 3,533,407 3,630,333 (2.7) % 3,728,278 (5.2) % Shareholders' Equity 354,880 328,627 8.0% 358,556 (1.0) % B A L A N C E S H E E T & I N C O M E S T A T E M E N T NII up YoY $3.4M NIE down QoQ 12.3% Loan Growth YoY $26.3M Equity up QoQ As of March 31, 2023

18.89% $0.67 Record QTD EPS ROA ROE 1Q2023 4Q2022 QTD Q/Q Change % 1Q2022 QTD Y/Y Change % Shareholder Ratios Diluted Earnings Per Share (QTD) $ 0.67 $ 0.65 3.1% $ 0.36 86.1 % Financial Ratios Return on Avg Assets (QTD) 1.51% 1.49% 1.3% 0.92% 64.1 % Return on Avg Shareholders' Equity (QTD) 18.89% 19.32% (2.2) % 9.57% 97.4 % Net Interest Margin (FTE)(QTD)1 3.98% 4.07% (2.2) % 2.91% 36.8 % Core Efficiency Ratio (QTD)1 52.51% 59.49% (11.7) % 66.35% (20.9) % Asset Quality Ratios NPL/Portfolio Loans 0.26% 0.21% 23.8% 0.25% 4.0 % NPA/Total Assets plus OREO 0.51% 0.48% 6.3% 0.64% (20.3) % ACL/Total Portfolio Loans 2.91% 2.98% (2.3) % 3.33% (12.6) % Net Chg-offs/Portfolio Loans (QTD annualized) 0.07% 0.05% 40.0% 0.03% 133.3% 15 F I N A N C I A L / S H A R E H O L D E R R A T I O S 1.51% 2.91% NIM 1 3.98% Efficiency Ratio 1 52.51% ACL / Total Loans As of March 31, 2023 1 Non-GAAP Financial measure - see Non-GAAP reconciliation

Core Efficiency Ratio 71.62% 75.20% 73.51% 60.69% 52.51% 2019 2020 2021 2022 Q1 2023 Net Income, in millions $26,575 $(45,858) $31,590 $50,118 $64,649 2019 2020 2021 2022 Q1 2023 16 F I N A N C I A L P E R F O R M A N C E T R E N D S ROA 0.65% (1.12)% 0.76% 1.21% 1.51% 2019 2020 2021 2022 1Q 2023 TCE 11.81% 10.53% 9.86% 7.82% 8.13% 2019 2020 2021 2022 1Q 2023 (1) (1) (1) A loss of $57.7 million was recognized during the third quarter of 2020 related to a one-time charge resulting from goodwill impairment. This impairment charge reduced net income by $62.2 million, resulting in a net loss for the third quarter of 2020. (2) Net Income for the quarter ended March 31, 2023 is annualized. (2)

17 As of March 31, 2023 We adopted CECL effective January 1, 2021 and elected to implement the capital transition relief over the permissible three-year period. 1 Non-GAAP Financial measure - see Non-GAAP reconciliation Regulatory Well Capitalized Carter Bankshares 3/31/2023 Excess ($) (In Thousands) 3/31/2023 Common Equity Tier 1 Ratio ("CET1") 6.50% 12.28% $ 207,571 Tier 1 Risk-based Ratio 8.00% 12.28% $ 153,720 Total Risk-based Capital Ratio 10.00% 13.54% $ 127,238 Leverage Ratio 5.00% 10.09% $ 222,408 Critically Undercapitalized Category Tangible equity to total assets ≤2% Capital Conservation Buffer ≥2.5%; composed of CET1 Focus on maintaining a "well capitalized" designation. Ensure capital levels are commensurate with the Company's risk profile and strategic plan objectives. On March 29, 2023, effective May 1, 2023, we announced a stock repurchase program to purchase up to 1M shares of the Company’s common stock over the next twelve months. 12.28% TIER 1 TOTAL LEVERAGE C A P I T A L M A N A G E M E N T 13.54% 10.09% Actual ($) 3/31/2023 Cumulative AOCI impact 3/31/2023 Other Segment Reserve impact 3/31/2023 Book Value per Common Share $ 14.85 $ (3.07) $ (1.80) $(4.87) Adjusted Book Value 1 $ 19.72 REGULATORY CAPITAL

$ in thousands March 31, 2023 December 31, 2022 Favorable / (Unfavorable) Cash and Due From Banks, including Interest-bearing Deposits $ 81,378 $ 46,869 $ 34,509 FHLB Borrowing Availability(1) 461,913 676,746 (214,833) Unsecured Lines of Credit 145,000 127,130 17,870 Unpledged Investment Securities 638,040 611,845 26,195 Excess Pledged Securities 71,062 46,305 24,757 Total Liquidity Sources $ 1,397,393 $ 1,508,895 $ (111,502) 18 As of March 31, 2023 (1) For the periods presented above, the Company maintained a secured FHLB Borrowing Facility with FHLB of Atlanta equal to 25% of the Bank's assets approximating $1.1 billion, with available borrowing capacity subject to the amount of eligible collateral pledged at any given time. Continue to maintain a strong liquidity position: • Ongoing FHLB collateral pledging(1) • Maintain six unsecured lines of credit • Majority of bond portfolio is unpledged • Available sources to leverage unpledged bonds • Federal Reserve Discount Window • Federal Home Loan Bank of Atlanta • Bank Term Funding Program ("BTFP") Strong coverage of uninsured deposits: • Total available liquidity / uninsured deposits 318.6% L I Q U I D I T Y $1.4B TOTAL AVAILABLE LIQUIDITY

19 For the Period Ending Variance $ in thousands 03/31/23 12/31/22 03/31/22 Quarter Year Lifetime Free Checking $ 687,333 $ 703,334 $ 708,353 $ (16,001) $ (21,020) Interest-Bearing Demand 500,749 496,948 480,192 3,801 20,557 Money Market 430,938 484,238 526,838 (53,300) (95,900) Savings 606,976 684,287 728,425 (77,311) (121,449) Certificates of Deposits 1,307,411 1,261,526 1,284,470 45,885 22,941 Total Deposits $ 3,533,407 $ 3,630,333 $ 3,728,278 $ (96,926) $ (194,871) D E P O S I T C O M P O S I T I O N Total Deposits Composition $3,504 $3,685 $3,698 $3,630 $3,533 555 709 748 703 687 2,949 2,976 2,950 2,927 2,846 Noninterest-bearing Deposits Interest-bearing Deposits YE 2019 YE 2020 YE 2021 YE 2022 Q1 2023 DEPOSIT STATISTICS • Diversified and granular deposit base, approximately 77% Retail Customers • Approximately 88% of Deposits are FDIC Insured • Partnership with IntraFi for available coverage over $250K FDIC insured limit. DDA - Int. Free 20% DDA - Int.- Bearing 14% Money Market 12% Savings 17% CDs 37% (1) Period end balances at March 31, 2023, $ in millions (1)

20 For the Period Ending Variance $ in thousands 03/31/23 12/31/22 03/31/22 Quarter Year Commercial Real Estate $ 1,575,675 $ 1,470,562 $ 1,343,206 $ 105,113 $ 232,469 Commercial and Industrial 290,293 309,792 345,345 (19,499) (55,052) Residential Mortgages 675,340 657,948 483,382 17,392 191,958 Other Consumer 41,308 44,562 43,288 (3,254) (1,980) Construction 361,003 353,553 321,190 7,450 39,813 Other(1) 305,279 312,496 357,593 (7,217) (52,314) Total Portfolio Loans(2) $ 3,248,898 $ 3,148,913 $ 2,894,004 $ 99,985 $ 354,894 L O A N C O M P O S I T I O N LOAN PORTFOLIO • Total loans increased $354.9M, or 12.3% YoY due to solid loan growth, primarily in the commercial real estate segment. (1) Other loans include unique risk attributes considered inconsistent with our current underwriting standards. (2) Total Portfolio Loans is net of loans held-for-sale and Loan Portfolio Segments are sourced from Fed. Call Codes (RC-C). (3) Loan growth for the quarter ended March 31, 2023 is annualized and $ in millions CRE 49% C&I 9% Residential Mortgages 21% Other Consumer 1% Construction 11% Other 9% Total Portfolio Loan Growth $2,885 $2,947 $2,812 $3,149 $3,2496.69% 2.15% (4.58)% 11.98% 12.87% Portfolio Loans Growth YE 2019 YE 2020 YE 2021 YE 2022 Q1 2023 (3)

21 L O A N P O R T F O L I O R E P R I C I N G & I N D E X 1 Q 2 0 2 3 (1) Floating Rate Loans are defined as loans with contractual interest rate terms that allow the loan to reprice at lease once each month. (2) Floating Rate Loans are defined as loans with contractual interest rate terms that allow the loan to reprice at least once during the life of the loan agreement, but not more frequently than once per quarter. $ in millions Loan Portfolio by Rate Type Fixed $1,069 33% Floating $835 26% Variable $1,345 41% Loan Portfolio by Rate Index Type Fixed $1,069 33% Libor $211 7% Sofr $205 6% Prime $437 13% Treasury $1,327 41% (2) (1) $3.2B $3.2B

22 For the Periods Ending Variance 03/31/23 to 12/31/22 % of Gross Loans % of RBC $ in thousands 03/31/23 12/31/22 1. Hospitality, agriculture & energy $ 301,913 $ 309,107 $ (7,194) 9.29% 62.09% 2. Retail real estate & food services 54,524 55,625 (1,101) 1.68% 11.21% 3. Industrial & retail real estate 41,261 41,725 (464) 1.27% 8.49% 4. Multifamily development 40,000 40,000 — 1.23% 8.23% 5. Retail real estate 37,272 37,679 (407) 1.15% 7.66% 6. Special / limited use 33,736 33,736 — 1.04% 6.94% 7. Multifamily & student housing 33,676 33,998 (322) 1.04% 6.93% 8. Non-Owner Occupied / Commercial Real Estate 33,672 17,308 16,364 1.04% 6.92% 9. Hospitality 33,289 33,587 (298) 1.02% 6.85% 10. Multifamily / Construction Real Estate 32,000 24,000 8,000 0.98% 6.58% Top Ten (10) Relationships $ 641,343 $ 626,765 $ 14,578 19.74% 131.90% Total Gross Loans $ 3,249,262 $ 3,148,913 $ 100,349 % of Total Gross Loans 19.74% 19.90% (0.16%) Concentration (25% of RBC) $ 121,562 $ 120,863 T O P T E N ( 1 0 ) R E L A T I O N S H I P S ( T O T A L C O M M I T M E N T ) As of March 31, 2023

B A L A N C E S H E E T T R A N S F O R M A T I O N 23

EARNING ASSETS

Goal is to grow attractively priced loans and investments while foregoing undue concentration risk.

- Earning Assets stand at $4.2B
- Our primary mandate is to grow the loan book with well diversified, attractively priced loan products to increase the NIM and mitigate concentration risks.
- Our secondary mandate is to utilize the investment portfolio to hedge the loan portfolio while providing a steady stream of income to supplement earnings. The investment book can be liquidated, or pledged, on an as needed basis to fund loan growth, when appropriate.


Past
Earning Assets - 12/31/17
70%
25%
5%
Present
Earning Assets - 03/31/23
78%
21%
1%
Future
Earning Assets - Target
82%
18%
Loans
Investments
Cash

As of March 31, 2023

24

LOANS

Goal is to further diversify and de-risk the loan portfolio by reducing dependency on CRE loans and increasing C&I loans, consumer loans and single-family mortgages. Increased granularity is also a focus.

- Portfolio loans currently stand at $3.2B
- Our primary mandate is to always provide solutions to our customers in our footprint. CRE loans will continue to be a foundation of the portfolio, while we continue to build out our C&I, residential mortgage and consumer portfolios.
- We are layering in additional loan products, tapping previously underutilized markets within the footprint and partnering with new borrowers to help with diversification, in order to maximize the NIM.


Past
Loan Portfolio - 12/31/17
57%
30%
5%
5%
3%
Present
Loan Portfolio - 03/31/23
49%
9%
21%
1%
11%
9%
Future
Loan Portfolio - Target
45%
23%
20%
7%
5%
Commercial Real Estate
Commercial & Industrial
Residential Mortgages
Other Consumer
Construction
Other

As of March 31, 2023

25

26 B O N D P O R T F O L I O Goal is to maintain diversification and strong credit quality, while delivering above peer performance. • Portfolio stands at $862.9M, or about 19.8% of total assets, target is 15-25% of total assets • Per the charts, diversification has improved significantly over the past several years • The portfolio is now about 50% floating rate (versus 0% floating rate several years ago) • All bonds are “available-for-sale”, and can be used for liquidity and pledging purposes as needed Muni MBS Corporates Agencies & Treasuries ABS SBA CMBS CMO Past Present Future 12% 8% 25% 41% 10% Bond Portfolio - 06/30/17 Bond Portfolio - 03/31/23 Bond Portfolio - Target 10% 34% 28% 28% 15% 7% 20% 16% 25% 9% 2% 2% (1) 8% As of March 31, 2023

BOND PORTFOLIO

$ in thousands	3/31/2023 Number of Securities	3/31/2023 Fair Value	3/31/2023 Unrealized Losses	12/31/2022 Number of Securities	12/31/2022 Fair Value	12/31/2022 Unrealized Losses
U.S. Treasury Securities	5	$ 18,132	$ (1,204)	5	$ 17,866	$ (1,452)
U.S. Government Agency Securities	19	22,720	(740)	15	20,913	(788)
Residential Mortgage-Backed Securities	43	103,884	(10,625)	43	103,685	(12,009)
Commercial Mortgage-Backed Securities	56	22,933	(835)	56	23,518	(936)
Other Commercial Mortgage-Backed Securities	9	21,862	(3,050)	8	19,862	(2,597)
Asset Backed Securities	55	141,678	(12,952)	54	139,383	(15,169)
Collateralized Mortgage Obligations	85	174,423	(13,032)	85	176,622	(14,159)
States and Political Subdivisions	161	235,757	(43,692)	164	227,946	(53,607)
Corporate Notes	21	61,733	(9,017)	21	61,733	(9,017)
Total Debt Securities	**454**	**$ 803,122**	**$ (95,147)**	**451**	**$ 791,528**	**$ (109,734)**

BOND OVERVIEW

- The bond portfolio is 100% available-for-sale.
- Our portfolio consists of 49.2% of securities issued by United States government sponsored entities and carry an implicit government guarantee.
- States and political subdivisions comprise 27.5% of the portfolio and largely general obligation or essential purpose revenue bonds, which have performed very well historically over all business cycles, and are rated AA and AAA.
- At March 31, 2023, the Company held 52.3% fixed rate and 47.7% floating rate securities.
- First quarter improvement of 12.3% in AOCI given the positive changes in fair value of the available-for-sale bond portfolio due to lower interest rates in the intermediate part of the yield curve.
- Securities comprise 19.8% of total assets at March 31, 2023.
- Shorter maturity profile with an average life of 5.7 years; less interest rate risk with an effective duration of 3.9.



Muni
28%
CMO
16%
ABS[1]
20%
CMBS
8%
MBS
12%
9%
Agencies &
Treasuries
Corporates
7%

As of March 31, 2023

27

DEPOSITS

Goal is to enhance and diversify funding sources with a focus on lower cost/core relationships (both retail and commercial):

- Deposits currently stand at $3.5B
- Dependence on CDs has significantly declined, and maturities and pricing are proactively managed on a weekly basis
- Multiple strategies are in place to grow all non maturity deposit accounts with a focus on lower cost of funds
- Established product road map and working to expand deposit offerings for retail and commercial customers


Past
Deposit Mix - 12/31/17
56%
14%
7%
3%
20%
Present
Deposit Mix - 03/31/23
37%
20%
14%
12%
17%
Future
Deposit Mix - Target
30%
25%
10%
15%
20%
CDs
DDA - Int. Free
DDA - Int. Bearing
Money Markets
Savings

As of March 31, 2023

28

A S S E T Q U A L I T Y 29

Nonperforming Loan Breakdown $42 $32 $7 $7 $831 22 0 3 5 8 Commercial Real Estate Commercial and Industrial Construction Residential Mortgages Other Consumer Other YE 2019 YE 2020 YE 2021 YE 2022 Q1 2023 30 N O N P E R F O R M I N G Nonperforming Loans / Total Portfolio Loans $2,885 $2,947 $2,812 $3,149 $3,249 42 32 7 7 8 2,843 2,915 2,805 3,142 3,241 1.46% 1.09% 0.26% 0.21% 0.26% Nonperforming Loans Performing Loans Nonperforming Loans/ Total Portfolio Loans YE 2019 YE 2020 YE 2021 YE 2022 Q1 2023 Nonperforming Assets $60 $48 $18 $15 $16 18 16 11 8 8 42 32 7 7 8 OREO Nonperforming Loans YE 2019 YE 2020 YE 2021 YE 2022 Q1 2023 Nonperforming Assets / Total Assets 60 48 18 15 17 4,006 4,179 4,134 4,205 4,366 1.51% 1.14% 0.44% 0.36% 0.38% Nonperforming Assets Total Assets Nonperforming Assets / Total Assets YE 2019 YE 2020 YE 2021 YE 2022 Q1 2023 As of March 31, 2023, $ in millions 3 3 2 4 1 2 2 1 1 3 4 1

31 D E L I N Q U E N C Y T R E N D S Past Due Loans / Total Portfolio Loans 0.09% 0.19% 0.05% 0.08% 0.07% 0.05% 0.03% 0.01% 0.07% 0.00% —% —% —% —% —% 0.14% 0.22% 0.06% 0.15% 0.07% $4,070 $6,404 $1,670 $4,837 $2,331 30-59 Days PD 60-89 Days PD 90+ Days PD Total PD Loans Total PD Amt YE 2019 YE 2020 YE 2021 YE 2022 Q1 2023 (0.08)% 0.00% 0.08% 0.16% 0.24% $— $3,000 $6,000 $9,000 $12,000 As of March 31, 2023, $ in thousands

32 Nonaccrual Balance Variance 03/31/23 to 12/31/22 Comments $ in thousands 03/31/23 12/31/22 1. Residential Construction $ 2,090 $ — $ 2,090 Residential Construction 2. CRE 1,986 2,106 (120) Commercial Property 3. Residential 1,212 1,212 — Residential Mortgage Loan 4. Residential 825 825 — Residential Mortgage Loan 5. Construction 808 808 — Residential Lot Developer 6. CRE — 126 (126) CRE Owner Occupied Subtotal: Top 5 Nonaccrual Loans 6,921 5,077 1,844 Total Nonaccrual Loans 8,368 6,645 1,723 Top 5 Nonaccrual Loans / Total Nonaccrual Loans 82.71% 76.40% 6.31 % Total Portfolio Loans 3,248,898 3,148,913 99,985 Total Nonaccrual Loans / Total Portfolio Loans 0.26% 0.21% 0.05 % N O N P E R F O R M I N G R E L A T I O N S H I P S As of March 31, 2023

Portfolio Credit Quality Trend $2,885 $2,947 $2,812 $3,149 $3,249 2,451 2,523 2,616 2,992 3,097 430 238 186 142 137 186 Pass Substandard Special Mention YE 2019 YE 2020 YE 2021 YE 2022 Q1 2023 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 33 L O A N P O R T F O L I O - R I S K R A T I N G S Non-Pass Credit Quality Trend $434 $424 $196 $157 $152 430 238 186 142 137 4 186 10 15 15 Substandard Special Mention YE 2019 YE 2020 YE 2021 YE 2022 Q1 2023 $0 $100 $200 $300 $400 $500 4 10 15 15 As of March 31, 2023, $ in millions

34 A C L, N E T C H A R G E - O F F S & P R O V I S I O N E X P E N S E Net Charge-offs & Provision Expense $3,841 $2,694 $23,127 $4,506 $573 $3,404 $18,006 $3,350 $2,419 $1,415 0.13% 0.09% 0.79% 0.15% 0.07% Net Charge-offs Provision Expense Net Charge-offs (annualized)/ Average Loans YE 2019 YE 2020 YE 2021 YE 2022 Q1 2023 ACL Composition & ACL Coverage Ratio $38,762 $54,074 $95,939 $93,852 $94,694 32,593 38,824 94,974 93,183 93,627 6,169 15,250 965 669 1,067 1.34% 1.83% 3.41% 2.98% 2.91% General Reserves Specific Reserves ACL to Total Portfolio Loans YE 2019 YE 2020 YE 2021 YE 2022 Q1 2023 (2) As of March 31, 2023, $ in thousands (1) Included in the three months ended March 31, 2021 is the $61.6 million Day 1 adjustment related to the adoption ASU No. 2016-13, “Financial Instruments – Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments”. Refer to the Company's Form 10-Q filed with the Securities and Exchange Commission ("SEC") for more details. (2) YTD Net charge-offs for 2021 consist of $9.2 million for nine sold loans that were a part of two relationships in 3Q21 and $6.3 million and $1.9 million in 2Q21 for the resolution of our two largest nonperforming credits, which were previously reserved. (1)

D E P O S I T M I X & C O S T O F F U N D S 35

Total Deposit Composition $3,504 $3,685 $3,698 $3,630 $3,533 2,949 2,976 2,950 2,927 2,846 555 709 748 703 687 Interest-bearing deposits Noninterest-bearing deposits YE 2019 YE 2020 YE 2021 YE 2022 Q1 2023 36 D E P O S I T S (1) Period end balances, at March 31, 2023, $ in millions (2) Collateralized Muni deposits are FDIC insured up to $250,000. All balances in excess of $250,000 are fully collateralized with eligible securities (1) Insured/Uninsured Deposits $438.6 12% $170.5 5% $2,924.3 83% Uninsured Deposits Collateralized Muni Insured Deposits (2) • Well- diversified deposit base of 156,000 customers • Deposit mix of 77% Consumer / 23% Business • At March 31, 2023, the Bank had no deposit relationships greater than, or equal to, 2% of total deposits. • Partnership with IntraFi for available coverage over $250K FDIC insured limit.

Net Interest Income & NIM 1.23% 0.94% 0.57% 0.50% 1.08% 4.28% 3.74% 3.41% 4.01% 5.06% 3.05% 2.80% 2.84% 3.51% 3.98% Total Cost of Funds Yield on Interest-earning Assets Net Interest Margin YE 2019 YE 2020 YE 2021 YE 2022 Q1 2023 Avg. Earning Assets & Yield $3,789 $3,834 $3,972 $4,024 $4,186 4.28% 3.74% 3.41% 4.01% 5.06% Avg. Earning Assets Yield on Earning Assets YE 2019 YE 2020 YE 2021 YE 2022 Q1 2023 37 N E T I N T E R E S T I N C O M E Avg. Interest-Bearing Liabilities & Costs $3,023 $2,969 $2,974 $3,044 $3,197 1.55% 1.21% 0.76% 0.67% 1.42% Avg. Interest-Bearing Liabilities Cost YE 2019 YE 2020 YE 2021 YE 2022 Q1 2023 (1) (2) Average balances, as of March 31, 2023, $ in millions (1) Cost of Funds incorporates the free funds contribution with the rate on total interest-bearing liabilities to illustrate the impact of noninterest-bearing liabilities on the overall cost of funds. (2) Net Interest margin has been computed on a fully taxable equivalent basis (FTE) using 21% federal income tax statutory rate for 2019 through 2023.

C O M M E R C I A L L O A N P O R T F O L I O M I X 38

39 C R E S E G M E N T O V E R V I E W As of March 31, 2023, $ in millions (1) Other CRE & Other Commercial Segments include, but are not limited to, Special / Limited Use, Church, Mobile Home Park, Gas Station, Self-Storage Facilities & Auto Shops By Collateral Code Grand Total of Segments $2,136.7

40 H O S P I T A L I T Y M E T R I C S As of March 31, 2023 • Total portfolio commitment $383M • Geographic diversification (see map) • Mean loan size in portfolio $5.8M • Median of loans in portfolio $3.7M • The largest loan in portfolio $51.6M • 8.21% are under construction • Top 10 borrowers make up 47.34% of the total hospitality commitment • No delinquent loans in the hospitality portfolio • There are no loans in the hospitality portfolio that are adversely classified or NPL • 94.72% of hospitality portfolio is funded 4.54 RISK RATING LTV DEBT/KEY 51.15% $88.9K AVERAGE

41 H O S P I T A L I T Y M E T R I C S As of March 31, 2023, $ in thousands Category Hospitality Portfolio Balance Percentage of Total Balance Hospitality Commitment Balance Avg. LTV Avg. GL Balance Size Avg. of Debt per Key - Total Commitment Hilton $ 107,894 30.8% $ 107,894 65.0% $ 9,809 $ 113 IHG 75,774 21.6% 75,774 56.6% 4,736 69 Marriott 57,552 16.4% 57,552 28.4% 28,776 75 Upscale Independent/ Boutique 35,811 10.2% 67,252 38.5% 5,116 104 Wyndham 26,578 7.6% 26,578 60.4% 2,416 40 Independent 18,485 5.3% 19,550 53.0% 2,641 171 Radisson 11,462 3.3% 11,462 54.4% 2,866 39 Best Western 8,650 2.5% 8,650 41.6% 2,162 20 Choice 8,280 2.3% 8,280 52.7% 2,070 31 Hospitality Totals $ 350,485 100.0% $ 382,991 51.1% $ 6,732 $ 74 Category Hospitality Portfolio Balance Percentage of Total Balance Hospitality Commitment Balance Avg. LTV Avg. GL Balance Size Avg. of Debt per Key - Total Commitment North Carolina $ 143,358 40.9% $ 174,799 52.6% $ 4,216 $ 86 South Carolina 91,962 26.2% 91,962 62.0% 8,360 104 West Virginia 58,696 16.7% 58,696 24.4% 14,674 67 Virginia 42,011 12.0% 43,076 56.6% 3,001 93 Georgia 11,092 3.2% 11,092 58.6% 5,546 64 Florida 3,365 1.0% 3,365 51.8% 3,365 240 Hospitality Totals 350,485 100.0% 382,991 51.1% 6,527 109

42 M U L T I F A M I L Y M E T R I C S As of March 31, 2023 (1) Excludes student housing loans of $43.8 million • Total Commitment $467M(1) • Geographic diversification (see map) • Mean loan size in portfolio $3.3M • Median of loans in portfolio $227K • The largest loan in portfolio $32M • 38.08% are under construction • Top 10 borrowers make up 54.08% of the total multifamily commitment • 0.06% of portfolio is 30+ days past due • There are no loans in the Multifamily portfolio that are NPL • 2.12% of the portfolio are adversely classified • 86.44% of portfolio is funded 5.79 RISK RATING LTV DEBT/DOOR 62.15% $129.4K AVERAGE

43 M U L T I F A M I L Y M E T R I C S As of March 31, 2023, $ in thousands (1) The Other category consists of multifamily properties for which we do not have the data for. Category Hospitality Portfolio Balance Percentage of Total Balance Hospitality Commitment Balance Avg. LTV Avg. GL Balance Size Avg. of Debt per Key - Total Commitment Multifamily $ 257,608 81.6% $ 422,210 65.5% $ 2,995 $ 131 Student 43,791 13.9% 43,791 63.4% 21,896 62 Other(1) 6,306 2.0% 36,548 — % 1,051 — Participations in Affordable Housing 8,017 2.5% 8,017 11.3% 157 5 Multifamily Totals 315,722 100.0% 510,566 59.8% 6,525 50 Category Hospitality Portfolio Balance Percentage of Total Balance Hospitality Commitment Balance Avg. LTV Avg. GL Balance Size Avg. of Debt per Key - Total Commitment Multifamily Virginia 75,879 24.0% 116,115 78.7% 1,581 129 South Carolina 39,132 12.4% 72,927 57.0% 1,449 117 North Carolina 150,759 47.8% 241,380 59.6% 2,319 132 Student Housing Virginia 41,815 13.2% 41,815 63.8% 8,363 50 North Carolina 1,976 0.6% 1,976 54.9% 1,976 8 Unallocated by State 6,161 2.0% 36,353 — % 2,054 — Multifamily Totals 315,722 100.0% 510,566 59.6% 2,957 73

44 R E T A I L M E T R I C S As of March 31, 2023 • Total portfolio commitment $382M • Geographic diversification (see map) • Mean loan size in portfolio $2.66M • Median of loans in portfolio $1.06M • The largest loan in portfolio $29M • 11.45% are under construction • Top 10 borrowers make up 38.63% of the total retail commitment • 2.11% of the loans are delinquent • 0.11% of loans are rated special mention or worse • 0.01% are in NPL status • 93.12% of retail portfolio is funded 4.61 RISK RATING LTV DEBT/SQ FT 64.92% $548.84 AVERAGE

RETAIL METRICS

Category		Hospitality Portfolio Balance	Percentage of Total Balance		Hospitality Commitment Balance	Avg. LTV		Avg. GL Balance Size		Avg. of Debt per Key - Total Commitment
Anchored Strip Centers	$	164,088	47.8 %	$	191,423	32.5 %	$	4,207	$	154
Unanchored Strip Centers		78,533	22.9 %		85,074	13.7 %		1,540		158
Outparcels/Single Tenant		68,683	20.0 %		73,072	2.1 %		1,461		259
Power Centers		29,340	8.6 %		30,164	1.0 %		7,335		106
Big Box		2,345	0.7 %		2,345	— %		782		46
Other Centers		—	— %		388	— %		—		—
Retail Totals	**$**	**342,989**	**100.0 %**	**$**	**382,466**	**19.8 %**	**$**	**2,554**	**$**	**121**

Category		Hospitality Portfolio Balance	Percentage of Total Balance		Hospitality Commitment Balance	Avg. LTV		Avg. GL Balance Size		Avg. of Debt per Key - Total Commitment
North Carolina	$	191,982	56.0 %	$	229,532	19.4 %	$	2,400	$	168
Virginia		84,400	24.6 %		85,939	29.4 %		1,688		212
Georgia		32,378	9.4 %		32,378	13.5 %		6,476		72
Ohio		10,784	3.1 %		10,784	— %		10,784		338
Florida		10,153	3.0 %		10,153	— %		10,153		104
South Carolina		9,150	2.7 %		9,150	15.5 %		1,830		121
Maryland		3,726	1.1 %		3,726	— %		3,726		83
West Virginia		415	0.1 %		415	— %		415		22
Other States		—	— %		388	— %		—		—
Retail Totals	**$**	**342,989**	**100.0 %**	**$**	**382,466**	**19.8 %**	**$**	**4,163**	**$**	**124**

As of March 31, 2023, $ in thousands
(1) Excludes restaurant loans of $30.9 million
(2) A Power Center is a large outdoor shopping mall that usually includes three or more "Big Box" stores.

45

46 O F F I C E M E T R I C S As of March 31, 2023 • Total portfolio commitment $269M • Geographic diversification (see map) • Mean loan size in portfolio $1.83M • Median of loans in portfolio $386K • The largest loan in portfolio $23M • 8.12% are under construction • Top 10 borrowers make up 56% of the total office commitment • 0.19% of the loans are delinquent • 1.22% of loans are rated special mention or worse • 0.74% are in NPL status • 93.16% of office portfolio is funded 4.35 RISK RATING LTV DEBT/SQ FT 21.19% $475.75 AVERAGE

47 O F F I C E M E T R I C S As of March 31, 2023, $ in thousands Category Total Commitment % of Total Portfolio Weighted Mean Debt/Sq FT General Office Space $ 239,579 89.2% $ 436 Medical Offices 14,781 5.5% 138 Veterinary Offices 13,568 5.1% 1,571 Law Offices 707 0.2% 51 Office Totals $ 268,635 100.0% $ 476

48 N O N - G A A P S T A T E M E N T Statements in this exhibit include non-GAAP financial measures and should be read along with the accompanying tables in our definitions and reconciliations of GAAP to non-GAAP financial measures. Management uses, and this exhibit references, the efficiency ratio, the adjusted book value, net interest income and net interest margin, each on a fully taxable equivalent, or FTE, basis, which are non-GAAP financial measures. Management believes the efficiency ratio, adjusted book value, net interest income and net interest margin on an FTE basis provide information useful to investors in understanding our underlying business, operational performance and performance trends as they facilitate comparisons with the performance of other companies in the financial services industry. Although management believes that these non-GAAP financial measures enhance investors’ understanding of our business and performance, these non-GAAP financial measures should not be considered alternatives to GAAP or considered to be more important than financial results determined in accordance with GAAP, nor are they necessarily comparable with non-GAAP measures which may be presented by other companies.

NON-GAAP RECONCILIATION

Net interest income (FTE) and total Interest and dividend income (FTE), which are used in computing net interest margin (FTE), and core efficiency ratio (FTE), respectively, provide valuable additional insight into the net interest margin and the efficiency ratio by adjusting for differences in tax treatment of interest income sources. The entire FTE adjustment is attributable to interest income on earning assets, which is used in computing yield on earning assets. Interest expense and the related cost of interest-bearing liabilities and cost of funds ratios are not affected by the FTE components.

[1] **Net Interest Income (FTE) (Non-GAAP)**		**Quarter-to-Date**	
(Dollars in Thousands)	**3/31/2023**	**12/31/2022**	**3/31/2022**
Interest Income (FTE)(Non-GAAP)			
Interest and Dividend Income (GAAP)	$ 51,955	$ 48,216	$ 32,678
Tax Equivalent Adjustment [3]	264	273	298
Interest and Dividend Income (FTE) (Non-GAAP)	52,219	48,489	32,976
Average Earning Assets	4,186,164	4,073,623	3,974,341
Yield on Interest-earning Assets (GAAP)	**5.03%**	**4.70%**	**3.33%**
Yield on Interest-earning Assets (FTE) (Non-GAAP)	**5.06%**	**4.72%**	**3.36%**
Net Interest Income (GAAP)	$ 40,785	$ 41,522	$ 28,222
Tax Equivalent Adjustment [3]	264	273	298
Net Interest Income (FTE) (Non-GAAP)	**41,049**	**41,795**	**28,520**
Average Earning Assets	4,186,164	4,073,623	3,974,341
Net Interest Margin (GAAP)	**3.95%**	**4.04%**	**2.88%**
Net Interest Margin (FTE) (Non-GAAP)	**3.98%**	**4.07%**	**2.91%**

[3] Computed on a fully taxable equivalent basis ("FTE") using a 21% federal income tax rate for the 2023 and 2022 periods.

49

NON-GAAP RECONCILIATION

Net interest income (FTE) and total Interest and dividend income (FTE), which are used in computing net interest margin (FTE), and core efficiency ratio (FTE), respectively, provide valuable additional insight into the net interest margin and the efficiency ratio by adjusting for differences in tax treatment of interest income sources. The entire FTE adjustment is attributable to interest income on earning assets, which is used in computing yield on earning assets. Interest expense and the related cost of interest-bearing liabilities and cost of funds ratios are not affected by the FTE components. The core efficiency ratio (FTE) excludes losses on sales and write-downs of OREO, net, the FHLB prepayment penalty, contingent liability, the losses on sales of securities, net, losses (gains) on sales of bank premises, net, non-recurring fees, OREO income, gain on loans held-for-sale and the gain on tax credit exits. This measure is similar to the measure utilized by the Company when analyzing corporate performance and is also similar to the measure utilized for incentive compensation. The Company believes this adjusted measure provides investors with important information about the combined economic results of the Company's operations.

[2] Core Efficiency Ratio (Non-GAAP)		Quarter-to-Date	
(Dollars in Thousands)	**3/31/2023**	**12/31/2022**	**3/31/2022**
EFFICIENCY RATIO (GAAP)	**53.14%**	**58.68%**	**67.08%**
NONINTEREST EXPENSE	**$ 24,188**	**$ 27,617**	**$ 22,511**
Less: Losses on Sales and Write-downs of OREO, net	—	(164)	(159)
Less: Losses on Sales and Write-downs of Bank Premises, net	(33)	—	—
Less: FHLB Prepayment Penalty	—	—	(18)
Less: Contingent Liability	(115)	(35)	(160)
CORE NONINTEREST EXPENSE (Non-GAAP)	**$ 24,040**	**$ 27,418**	**$ 22,174**
NET INTEREST INCOME	**$ 40,785**	**$ 41,522**	**$ 28,222**
Plus: Taxable Equivalent Adjustment [3]	264	273	298
NET INTEREST INCOME (FTE) (Non-GAAP)	**$ 41,049**	**$ 41,795**	**$ 28,520**
Less: Losses on Sales of Securities, net	12	2	24
Less: Losses (Gains) on Sales of Bank Premises, net	—	269	(383)
Less: Non-recurring Fees [4]	—	—	(65)
Less: OREO Income	(16)	(15)	(10)
Gain on Loans Held-for-Sale	—	(295)	—
Gain on Tax Credit Exits	—	(1,209)	—
Noninterest Income	4,735	5,544	5,335
CORE NET INTEREST INCOME (FTE) (Non-GAAP) plus NONINTEREST INCOME	**$ 45,780**	**$ 46,091**	**$ 33,421**
CORE EFFICIENCY RATIO (Non-GAAP)	**52.51%**	**59.49%**	**66.35%**

[3] Computed on a fully taxable equivalent basis ("FTE") using a 21% federal income tax rate for the 2023 and 2022 periods.
[4] The Non-recurring fees include PPP related fees.

50

51 N O N - G A A P R E C O N C I L I A T I O N 1 Adjusted Book Value (Non-GAAP) Quarter-to-Date (Dollars in Thousands) 3/31/2023 Adjusted Book Value (Non-GAAP) Total Shareholders Equity 0 0$ 354,880 Add: Accumulated Other Comprehensive Loss ("AOCI") 73,364 Add: Other Segment Reserve Release, net of tax 42,964 Total Shareholders' Equity, excluding AOCI (Non-GAAP) $ 471,208 Common Shares Outstanding at End of Period 23,895,543 Book Value (GAAP) $ 14.85 Adjusted Book Value (Non-GAAP) $ 19.72 The adjusted book value ratio excludes accumulated other comprehensive loss and adds back the other segment reserve release, net of tax. The Company believes this adjusted measure enables investors to assess the Company's capital levels and capital adequacy without the effects of changes in AOCI and the other segment reserve, some of which are uncertain and difficult to predict, or assuming that the Company realized all the previously unrealized losses on available-for-sale securities at the end of the period or the hypothetical release of the other segment reserve.